MFS(R) GEMINI LARGE CAP U.S. FUND
                       MFS(R) GLOBAL HEALTH SCIENCES FUND
                               MFS(R) INCOME FUND
                        MFS(R) HIGH INCOME ADVANTAGE FUND
                 MFS(R) MASSACHUSETTS MUNICIPAL HIGH INCOME FUND
                   MFS(R) NEW YORK MUNICIPAL HIGH INCOME FUND
                            VERTEXSM CONTRARIAN FUND

                     Supplement to the Current Prospectuses



     The Board of Trustees responsible for overseeing the above referenced funds (the "Funds") is expected to consider at its next regular meeting on September 18, 2002, a proposal to terminate and liquidate the Funds effective September 27, 2002, or as soon thereafter as practicable (the "Termination Date"). If the proposal is approved by the Board, sales of shares of the Funds will be suspended and any shareholder who has not redeemed or exchanged all shares in his or her account by the Termination Date will have his or her shares automatically exchanged on the Termination date for shares of MFS(R) Money Market Fund.



               The Date of this Supplement is September 10, 2002.